                                                                    Exhibit 10.5

                         STORYFIRST COMMUNICATIONS, INC.
                             STOCK OPTION AGREEMENT

      This Stock Option Agreement (this "Agreement") is made as of April 17,
2003 between STORYFIRST COMMUNICATIONS, INC., a Delaware corporation (the
"Corporation"), and INTERNATIONAL MEDIA VENTURES INCORPORATED, a British Virgin
Islands corporation ("Optionee").

Preliminary Statements:

A.    Optionee, through Peter Gerwe, renders valuable consulting services to the
Corporation (or a Parent or Subsidiary).

B.    The Corporation wishes to retain the services of Optionee and as an incentive to retain such services has agreed to grant to Optionee an option to purchase shares of Common Stock of the Corporation.

NOW, THEREFORE, it is hereby agreed as follows:

      1.    DEFINITIONS. The following definitions shall be in effect under this Agreement:

      (a)   A OPTION SHARES shall have the meaning set forth in Paragraph 2.

      (b)   AGREEMENT means this Stock Option Agreement.

      (c)   B OPTION SHARES shall have the meaning set forth in Paragraph 2.

      (d)   BOARD means the Corporation's Board of Directors or any committee thereof designated by the Board to act on behalf of the Board.

      (e)   CHANGE IN CONTROL means either of the following transactions to which the Corporation is a party:

            (i)   a merger or consolidation, in one transaction or a series of transactions effected by related parties, in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are issued and/or transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or such series of transactions; or

            (ii)  the sale, transfer or other disposition of all or
            substantially all of the Corporation's assets in complete
            liquidation or dissolution of the Corporation.

      (f)   CONSULTING AGREEMENT means the Amended and Restated Consulting
Agreement dated as of July 1, 1999 between the Corporation and Optionee, which amended and restated the Consulting Agreement dated as of January 1, 1998 between the Corporation and Optionee.

      (g)   COMMON STOCK means the Corporation's common stock.

      (h)   CORPORATION means StoryFirst Communications, Inc., a Delaware corporation.

      (i)   DISABILITY shall have the meaning set forth in Section 4.2 of the
Consulting Agreement.

      (j)   EXERCISE DATE means the date on which the Option shall have been exercised in accordance with Paragraph 11 of this Agreement.

      (k)   EXERCISE PRICE means $500 per share for the A Option Shares and
$1,100 per share for the B Option Shares.

      (l)   EXPIRATION DATE means April 16, 2013.

      (m)   GRANT DATE means April 17, 2003.

      (n)   MODIFIED RECAPITALIZATION has the meaning given to it in the
Information Statement to the Stockholders of the Corporation dated April 25,
2003.

      (o)   1934 ACT means the Securities Exchange Act of 1934, as amended.

      (p)   OPTION shall have the meaning set forth in Paragraph 2.

      (q)   OPTION SHARES shall have the meaning set forth in Paragraph 2.

      (r)   OPTIONEE means International Media Ventures Incorporated, a British
Virgin Islands corporation.

      (s)   PARENT means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      (t)   PURCHASE AGREEMENT means the stock purchase agreement in
substantially the form of Exhibit A to this Agreement.

      (u)   RECAPITALIZATION has the meaning given to it in the Information
Statement to the Stockholders of the Corporation dated April 25, 2003.

      (v)   SERVICE means Optionee's performance of Services for the Corporation
(or any Parent or Subsidiary) in the capacity of an independent consultant or
Mr. Gerwe serving as a member of the Board.

      (w)   SUBSIDIARY means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      (x)   TERMINATION WITHOUT CAUSE means the involuntary dismissal or discharge of Optionee by the Corporation for reasons other than (i) the commission of any act of fraud or embezzlement by Optionee or Peter Gerwe, (ii)
the commission of any act of dishonesty by Optionee or Peter Gerwe which act adversely affects the business or affairs of the Corporation in a material manner, (iii) the unauthorized use or disclosure by Optionee or Peter Gerwe of confidential information or trade secrets of the Corporation or (iv) any other intentional misconduct by Optionee or Peter Gerwe adversely affecting the business or affairs of the Corporation in a material manner.

      2.    GRANT OF NEW OPTION; CANCELLATION OF EXISTING OPTION

      (a)   The Corporation hereby grants to Optionee, as of the Grant Date, an
Option (the "Option") to purchase up to 2,892 shares of Common Stock (the
"Option Shares"). 1,446 shares of the Option Shares shall be hereinafter referred to as the "A Option Shares" and 1,446 shares of the Option Shares shall hereinafter be referred to as the "B Option Shares".

      (b)   The Optionee hereby agrees that the Amended and Restated Stock
Option Agreement dated as of July 27, 1999 between the Corporation and the
Optionee (as amended to date) is hereby terminated and that Optionee shall henceforth have no rights whatsoever pursuant to such agreement.

      3.    OPTION TERM. This Option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with
Paragraph 7.

      4.    LIMITED TRANSFERABILITY. The Option shall be exercisable only by
Optionee and shall not be assignable or transferable other than to a successor-in-interest of Optionee.

      5.    DATES OF EXERCISE. The Option shall become exercisable with respect to all of the A Option Shares and the B Options shares on January 17, 2004.

      6.    ACCELERATED VESTING. Notwithstanding Paragraph 5 above, the Option shall become exercisable for all the Option Shares immediately prior to a Change in Control.

      7.    CESSATION OF SERVICE. In no event shall any Option Shares become exercisable following the termination of Service. Following the termination of
Service, the option term specified in Paragraph 3 shall be adjusted as follows:

      (a)   Should Mr. Gerwe die while the Option is outstanding, the Option shall lapse and shall cease to be outstanding six months following Mr. Gerwe's death, but in no event shall the Option be exercisable at any time after the
Expiration Date.

      (b)   Should Service be terminated by reason of (i) Termination Without
Cause or (ii) a Disability, in each case, while the Option is outstanding, then
Optionee shall have until six months following the effective date of such termination to exercise the Option, but in no event shall the Option be exercisable at any time after the Expiration Date.

      (c)   Should Service be terminated for any reason (other than a reason specified in (a) or (b) above) while the Option is outstanding, then Optionee shall have a period of sixty (60) days (commencing with the date of such termination) during which to exercise the Option, but in no event shall the
Option be exercisable at any time after the Expiration Date.

      (d)   During the period of exercisability following the termination of
Service, the Option may not be exercised in the aggregate for more than the number of Option Shares for which the Option is, at the time of the termination of Service, exercisable pursuant to Paragraphs 5 or 6. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, the
Option shall terminate and cease to be outstanding for any Option Shares which were exercisable at the time of such termination but for which the Option has not been exercised. To the extent the Option Shares are not exercisable at the time of such termination, the Option shall immediately terminate and cease to be outstanding with respect to those shares.

      8.    ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common
Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to the Option and (ii) except with respect to the effectiveness of the Recapitalization or Modified Recapitalization, the
Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

      9.    NON-STATUTORY OPTION. Optionee acknowledges and accepts that the
Option is a non-statutory option that does not satisfy the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended.

      10.   SHAREHOLDER RIGHTS. Optionee shall not have any shareholder rights with respect to the Option Shares until Optionee shall have exercised the
Option, paid the Exercise Price and become a holder of record of the purchased shares.

      11.   MANNER OF EXERCISING OPTION.

      (a)   In order to exercise the Option with respect to all or any part of the Option Shares for which the Option is at the time exercisable, Optionee
(or any other person or persons permitted to exercise the Option hereunder)
must take the following actions:

            (i)   Execute and deliver to the Corporation a Purchase Agreement for the Option Shares for which the option is exercised.

            (ii)  Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                        (A)   cash or check made payable to the Corporation; or

                        (B)   a promissory note payable to the Corporation, but
                        only to the extent authorized by the Board in accordance
                        with Paragraph 15.

      (b)   If the Common Stock is registered under Section 12(g) of the 1934
Act at the time the Option is exercised, then the Exercise Price may also be paid as follows:

                        (x)   in shares of Common Stock held by Optionee (or
                              any other person or persons exercising the option)
                              for the requisite period necessary to avoid a
                              charge to the Corporation's earnings for financial
                              reporting purposes and valued at fair market value
                              on the Exercise Date; or

                        (y)   through a special sale and remittance  procedure
                              pursuant to which Optionee (or any other person or
                              persons exercising the option) shall concurrently
                              provide irrevocable written instructions (a) to a
                              Corporation-designated brokerage firm to effect
                              the immediate sale of the purchased shares and
                              remit to the Corporation, out of the sale proceeds
                              available on the settlement date, sufficient funds
                              to cover the aggregate Exercise Price payable for
                              the purchased shares plus all applicable Federal,
                              state and local income and employment taxes
                              required to be withheld by the Corporation by
                              reason of such exercise and (b) to the Corporation
                              to deliver the certificates for the purchased
                              shares directly to such brokerage firm in order to
                              complete the sale.

      (c)   Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.

      (d)   Furnish to the Corporation appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise the Option.

      (e)   Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

      (f)   Make appropriate arrangements with the Corporation (or Parent or
Subsidiary employing or retaining Optionee) for the satisfaction of all U.S.
federal, state, local and other income and employment tax withholding requirements applicable to the option exercise.

      (g)   As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising the
Option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

      (h)   In no event may the Option be exercised for any fractional shares.

      12.   COMPLIANCE WITH LAWS AND REGULATIONS.

      (a)   The exercise of the Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and
Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

      (b)   The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.
The Corporation, however, shall use its best efforts to obtain all such approvals.

      13.   SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in
Paragraph 4, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee and any successor-in-interest of Optionee.

      14.   NOTICES. Any notice required to be given or delivered to the
Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the signature page hereto. All notices shall be deemed effective upon personal delivery or upon deposit in the mail, postage prepaid and properly addressed to the party to be notified.

      15.   FINANCING. The Board may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased
Option Shares by delivering a full-recourse, interest-bearing promissory note secured by those Option Shares. The payment schedule in effect for any such promissory note shall be established by the Board in its sole discretion.

      16.   GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State's conflict-of-laws rules.

      17.   DISPUTE RESOLUTION. Any controversy between the parties, including the construction or application of any of the terms, covenants or conditions of this Agreement, shall on written request of one party served upon the other, be submitted to arbitration and be governed by the rules of the American
Arbitration Association in effect on the date of referral to arbitration, except that in the event of any conflict between those rules and this Section17, this
Section 17 shall govern. The arbitration shall take place in New York, New York.
The parties may agree upon one arbitrator, but in the event they cannot agree there shall be three, one named in writing by each of the parties within ten days after demand for arbitration is given and a third chosen by the two so appointed. The arbitrator or arbitrators (i) shall not have any power or authority to add to, alter, amend or modify the terms of this Agreement and (ii)
shall interpret and construe this Agreement and any exhibit hereto in accordance with the laws of the State of Delaware. The cost of such arbitration, including reasonable attorney's fees, shall be borne by the losing party or in such proportion as the arbitrator(s) shall decide.

             [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK.]

      IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                           STORYFIRST COMMUNICATIONS, INC

                                           By: /s/ Robert J. Clark
                                               -------------------------------
                                                      Robert J. Clark
                                                      President

                                           INTERNATIONAL MEDIA VENTURES
                                              INCORPORATED

                                           By: /s/ Lisa Rago
                                               -------------------------------

                                           Title: Managing Partner

                                           Address: IMV/Lisa Rago
                                                    584 Ashton Park Lane
                                                    Sacramento, CA 95864 USA

                                                                       Exhibit A

                         STORYFIRST COMMUNICATIONS, INC.
                            STOCK PURCHASE AGREEMENT

            AGREEMENT made this_____ day of_________________ 20____, by and between StoryFirst Communications, Inc., a Delaware corporation, and
International Media Ventures Incorporated, a British Virgin Islands corporation,
Optionee under the Stock Option Agreement dated as of April 17, 2003.

            All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

      A.    EXERCISE OF OPTION

            1.    EXERCISE. Optionee hereby purchases [_______] shares of Common
Stock (the "Purchased Shares") pursuant to that certain option (the "Option")
granted Optionee on April 17, 2003 (the "Grant Date") to purchase up to [_____]
shares of Common Stock (the "Option Shares") at the exercise price set forth in the Option (the "Exercise Price").

            2.    PAYMENT. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

            3.    SHAREHOLDER RIGHTS. Until such time as the Corporation
exercises the First Refusal Right, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

      B.    SECURITIES LAW COMPLIANCE

            1.    RESTRICTED SECURITIES. The Purchased Shares have not been
registered under the 1933 Act and are being issued to Optionee in reliance upon an exemption from such registration. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933
Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that
Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the
1933 Act.

            2.    RESTRICTIONS ON DISPOSITION OF PURCHASED SHARES. Optionee
shall make no disposition of the Purchased Shares (other than a Permitted
Transfer) unless and until there is compliance with all of the following requirements:

                                      A-1

                                                                       Exhibit A

                  (i)   Optionee shall have provided the Corporation with a
      written summary of the terms and conditions of the proposed disposition.

                  (ii)  Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

                  (iii) Optionee shall have provided the Corporation with
      written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the
      Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933
      Act or any exemption from registration available under the 1933 Act
      (including Rule 144) has been taken.

            The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased
Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

            3.    RESTRICTIVE LEGENDS. The stock certificates for the Purchased
Shares shall be endorsed with one or more of the following restrictive legends:

                  "The shares represented by this certificate have not been
      registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a "no action" letter of the Securities and Exchange Commission with respect to such sale or offer or (c)
      satisfactory assurances to the Corporation that registration under such
      Act is not required with respect to such sale or offer."

                  "The shares represented by this certificate are subject to certain rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement
      dated        , 20__ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

      C.    TRANSFER RESTRICTION

            1.    RESTRICTION ON TRANSFER. Except for any Permitted Transfer,
Optionee shall not transfer, assign, encumber or otherwise dispose of any of the
Purchased Shares in contravention of the First Refusal Right or the Market
Stand-Off.

            2.    TRANSFEREE OBLIGATIONS. Each person (other than the
Corporation) to whom the Purchased Shares are transferred by means of a
Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are

                                      A-2

                                                                       Exhibit A

subject to (i) the Repurchase Right and (ii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

            3.    MARKET STAND-OFF.

                  (a)   In connection with any underwritten public offering by
the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the
Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty
(180) days and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

                  (b)   Owner shall be subject to the Market Stand-Off provided
and only if the officers and directors of the Corporation are also subject to similar restrictions.

                  (c)   Any new, substituted or additional securities which are
by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

                  (d)   In order to enforce the Market Stand-Off, the
Corporation may impose stop-transfer instructions with respect to the Purchased
Shares until the end of the applicable stand-off period.

      D.    RIGHT OF FIRST REFUSAL

            1.    GRANT. The Corporation is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares. For purposes of this Article D, the term
"transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

            2.    NOTICE OF INTENDED DISPOSITION. In the event any Owner of
Purchased Shares desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Corporation written notice (the "Disposition
Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

                                       A-3

                                                                       Exhibit A

            3.    EXERCISE OF THE FIRST REFUSAL RIGHT. The Corporation shall, for a period of twenty-five (25) days following receipt of the Disposition
Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the
Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and
at such time the certificates representing the Target Shares shall be delivered to the Corporation.

            Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the
Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

            4.    NON-EXERCISE OF THE FIRST REFUSAL RIGHT. In the event the
Exercise Notice is not given to Owner prior to the expiration of the twenty-five
(25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Articles
B and C. The third-party offeror shall acquire the Target Shares free and clear of the First Refusal Right, but the acquired shares shall remain subject to the provisions of Article B and Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty
(30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

            5.    PARTIAL EXERCISE OF THE FIRST REFUSAL RIGHT. In the event the
Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice,
Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) business days after Owner's receipt of the Exercise
Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

                  (i)   sale or other disposition of all the Target Shares to
      the third-party offeror identified in the Disposition Notice, but in full compliance with

                                      A-4

                                                                       Exhibit A

      the requirements of Paragraph D.4, as if the Corporation did not exercise the First Refusal Right; or

                  (ii)  sale to the Corporation of the portion of the Target
      Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph D.3.
      The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

            Owner's failure to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

            6.    RECAPITALIZATION/REORGANIZATION.

                  (a)   Any new, substituted or additional securities or other
property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

                  (b)   In the event of a Reorganization, the First Refusal
Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

            7.    LAPSE. The First Refusal Right shall lapse upon the earliest to occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars
($10,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

      E.    GENERAL PROVISIONS

            1.    ASSIGNMENT. The Corporation may assign the First Refusal Right to any person or entity selected by the Board, including (without limitation)
one or more shareholders of the Corporation.

            2.    NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Option shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

                                      A-5

                                                                       Exhibit A

            3.    NOTICES. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

            4.    NO WAIVER. The failure of the Corporation in any instance to exercise the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the
Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

            5.    CANCELLATION OF SHARES. If the Corporation shall make
available, at the time and place and in the amount and form provided in this
Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the
Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

      F.    MISCELLANEOUS PROVISIONS

            1.    OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

            2.    AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof.

            3.    GOVERNING LAW. This Agreement shall be governed by, and
construed in accordance with, the laws of the State of Delaware without resort to that State's conflict-of-laws rules.

            4.    COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            5.    SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's permitted assigns and the legal representatives, heirs and legatees of

                                      A-6

                                                                       Exhibit A

Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

            IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                       STORYFIRST COMMUNICATIONS, INC.

                                       By: _______________________________

                                       Title:  ___________________________

                                       OPTIONEE

                                       ___________________________________

                                       Address:

                                      A-7

                                    APPENDIX

            The following definitions shall be in effect under the Agreement:

      A.    AGREEMENT shall mean this Stock Purchase Agreement.

      B.    BOARD shall mean the Corporation's Board of Directors.

      C.    COMMON STOCK shall mean the Corporation's common stock.

      D.    CORPORATION shall mean StoryFirst Communications, Inc., a Delaware corporation.

      E.    DISPOSITION NOTICE shall have the meaning assigned to such term in
Paragraph D.2.

      F.    EXERCISE NOTICE shall have the meaning assigned to such term in
Paragraph D.3.

      G.    EXERCISE PRICE shall have the meaning assigned to such term in
Paragraph A.1.

      H.    FIRST REFUSAL RIGHT shall mean the right granted to the Corporation in accordance with Article D.

      I.    GRANT DATE shall have the meaning assigned to such term in Paragraph
A.1.

      J.    MARKET STAND-OFF shall mean the market stand-off restriction specified in Paragraph C.3.

      K.    1933 ACT shall mean the Securities Act of 1933, as amended.

      L.    OPTION shall have the meaning assigned to such term in Paragraph
A.1.

      M.    OPTION AGREEMENT shall mean all agreements and other documents evidencing the Option.

      N.    OPTIONEE shall mean International Media Ventures Incorporated.

      O.    OWNER shall mean Optionee and all subsequent holders of the
Purchased Shares who derive their chain of ownership through a Permitted
Transfer from Optionee.

      P.    PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                      A-8

      Q.    PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the
Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased
Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

      R. PURCHASED SHARES shall have the meaning assigned to such term in
Paragraph A.1.

      S.    RECAPITALIZATION shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the
Corporation's receipt of consideration.

      T.    REORGANIZATION shall mean any of the following transactions:

                  (i)   a merger or consolidation in which the Corporation is
      not the surviving entity,

                  (ii)  a sale, transfer or other disposition of all or
      substantially all of the Corporation's assets,

                  (iii) reverse merger in which the Corporation is the
      surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

                  (iv)  any transaction effected primarily to change the
         state in which the Corporation is incorporated or to create a holding company structure.

      U.    SEC shall mean the Securities and Exchange Commission.

      V.    SERVICE shall mean the Optionee's performance of services for the
Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.

      W.    SUBSIDIARY shall mean any corporation (other than the Corporation)
in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      X.    TARGET SHARES shall have the meaning assigned to such term in
Paragraph D.2.

                                      A-9